Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP Industrials Portfolio
March 31, 2023
VCY-NPRT1-0523
1.814650.118
Common Stocks - 97.6%
	Shares	Value ($)
Aerospace & Defense - 16.6%
Aerospace & Defense - 16.6%
HEICO Corp.	19,000	3,249,760
HEICO Corp. Class A	12,400	1,685,160
Hexcel Corp.	8,200	559,650
Howmet Aerospace, Inc.	105,900	4,486,983
The Boeing Co. (a)	41,400	8,794,602
TransDigm Group, Inc.	9,400	6,928,270
		25,704,425
Air Freight & Logistics - 10.6%
Air Freight & Logistics - 10.6%
FedEx Corp.	46,600	10,647,634
United Parcel Service, Inc. Class B	29,600	5,742,104
		16,389,738
Commercial Services & Supplies - 0.0%
Environmental & Facility Services - 0.0%
Tetra Tech, Inc.	200	29,382
Construction & Engineering - 6.2%
Construction & Engineering - 6.2%
Willscot Mobile Mini Holdings (a)	204,900	9,605,712
Electrical Equipment - 9.0%
Electrical Components & Equipment - 9.0%
Acuity Brands, Inc.	2,400	438,552
AMETEK, Inc.	59,000	8,574,470
nVent Electric PLC	59,300	2,546,342
Regal Rexnord Corp.	16,375	2,304,454
		13,863,818
Ground Transportation - 22.1%
Cargo Ground Transportation - 22.1%
ArcBest Corp.	44,800	4,140,416
J.B. Hunt Transport Services, Inc.	3,902	684,645
Knight-Swift Transportation Holdings, Inc. Class A	126,100	7,134,738
Old Dominion Freight Lines, Inc.	28,000	9,543,520
Saia, Inc. (a)	39,300	10,692,744
Werner Enterprises, Inc.	45,700	2,078,893
		34,274,956
Industrial Conglomerates - 4.4%
Industrial Conglomerates - 4.4%
General Electric Co.	45,100	4,311,560
Honeywell International, Inc.	13,027	2,489,720
		6,801,280
Internet & Direct Marketing Retail - 2.3%
Internet & Direct Marketing Retail - 2.3%
Uber Technologies, Inc. (a)	111,700	3,540,890
Machinery - 26.4%
Industrial Machinery - 26.4%
Crane Holdings Co.	48,830	5,542,205
Fortive Corp.	175,992	11,997,374
Ingersoll Rand, Inc.	67,700	3,938,786
Middleby Corp. (a)	37,700	5,527,197
Parker Hannifin Corp.	11,900	3,999,709
Pentair PLC	126,700	7,002,709
RBC Bearings, Inc. (a)	11,900	2,769,487
		40,777,467
TOTAL COMMON STOCKS (Cost $131,890,294)		150,987,668

Money Market Funds - 2.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.86% (b) (Cost $3,473,372)	3,472,677	3,473,372

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $135,363,666)	154,461,040
NET OTHER ASSETS (LIABILITIES) - 0.1%	184,602
NET ASSETS - 100.0%	154,645,642

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.86%	1,050,960	20,483,159	18,060,747	12,181	-	-	3,473,372	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	6,409,825	18,606,025	25,015,850	1,237	-	-	-	0.0%
Total	7,460,785	39,089,184	43,076,597	13,418	-	-	3,473,372

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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